UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 7, 2009
United Parcel Service, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-15451	58-2480149

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

55 Glenlake Parkway, N.E. Atlanta, Georgia	30328

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (404) 828-6000
Not applicable
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
(e) Effective May 7, 2009, following approval by the shareowners at the 2009 Annual Meeting of Shareowners of United Parcel Service, Inc. (the “Company”), the Company adopted the United Parcel Service, Inc. 2009 Omnibus Incentive Compensation Plan. A description of the material terms of the plan is set forth in Proposal 3, under the heading “Approval of the United Parcel Service, Inc. 2009 Omnibus Incentive Compensation Plan” in the Company’s proxy statement filed with the Securities and Exchange Commission on March 13, 2009, which description is hereby incorporated into this Item 5.02(e) by reference. The plan also is incorporated by reference in Exhibit 10.1 to this Current Report on Form 8-K.
Item 9.01 Financial Statements and Exhibits
(c) Exhibits

10.1	United Parcel Service, Inc. 2009 Omnibus Incentive Compensation Plan, filed as Appendix II to the Company’s proxy statement dated March 13, 2009, and incorporated herein by reference

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED PARCEL SERVICE, INC.
Date: May 8, 2009	By:	/s/ Kurt P. Kuehn
Kurt P. Kuehn
Senior Vice President, Chief Financial Officer and Treasurer